UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2008

CALPINE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-12079	77-0212977
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 West San Fernando Street, San Jose, California 95113

717 Texas Avenue, Houston, Texas 77002

(Addresses of principal executive offices and zip codes)

Registrant’s telephone number, including area code: (408) 995-5115

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 7.01 — REGULATION FD DISCLOSURE	2
ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS	2
SIGNATURES	3
EXHIBIT INDEX	4
EXHIBIT 99.1
EXHIBIT 99.2

ITEM 7.01 — REGULATION FD DISCLOSURE

Calpine Corporation (the “Company”) has received approval from the U.S. Bankruptcy Court for the Southern District of New York of a proposed $7.6 billion exit financing credit facility (the “Exit Facility”). Goldman Sachs Credit Partners L.P., Credit Suisse Securities (USA), LLC, Deutsche Bank Securities Inc. and Morgan Stanley Senior Funding, Inc. (collectively, the “Arrangers”) will act as joint lead arrangers. The Exit Facility, which will amend and restate the Company’s outstanding $5.0 billion debtor-in-possession credit facility upon conversion of such credit facility to exit financing, is expected to be consummated upon the effective date of the Company’s Plan of Reorganization.

In accordance with Regulation FD, the Company is hereby furnishing as Exhibit 99.1 and Exhibit 99.2 certain presentation materials regarding the proposed Exit Facility.

Limitation on Incorporation by Reference

The information in this Report including the exhibit hereto is being furnished for informational purposes only and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. Registration statements or other documents filed with the SEC shall not incorporate the exhibit or any other information set forth in this Report by reference, except as otherwise expressly stated in such filing. This Report will not be deemed an admission as to the materiality of any information that is required to be disclosed solely by Regulation FD.

Forward Looking Information

In addition to historical information, this Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Words such as “believe,” “intend,” “expect,” “anticipate,” “plan,” “may,” “will” and similar expressions identify forward-looking statements. Such statements include, among others, those concerning the company’s expected financial performance and strategic and operational plans, as well as all assumptions, expectations, predictions, intentions or beliefs about future events. You are cautioned that any such forward-looking statements are not guarantees of future performance and that a number of risks and uncertainties could cause actual results to differ materially from those anticipated in the forward-looking statements. Such risks and uncertainties include, but are not limited to: (i) the risks and uncertainties associated with the ability to successfully implement our Plan of Reorganization as confirmed (ii) its ability to implement its business plan; (iii) financial results that may be volatile and may not reflect historical trends; (iv) seasonal fluctuations of results; (v) potential volatility in earnings associated with fluctuations in prices for commodities such as natural gas and power; (vi) its ability to manage liquidity needs and comply with covenants related to our existing financing obligations and anticipated exit financing; (vii) the direct or indirect effects on the company’s business of its impaired credit including increased cash collateral requirements in connection with the use of commodity contracts; (viii) transportation of natural gas and transmission of electricity; (ix) the expiration or termination of power purchase agreements and the related results on revenues; (x) risks associated with the operation of power plants including unscheduled outages; (xi) factors that impact the output of its geothermal resources and generation facilities, including unusual or unexpected steam field well and pipeline maintenance and variables associated with the waste water injection projects that supply added water to the steam reservoir; (xii) risks associated with power project development and construction activities; (xiii) its ability to attract, retain and motivate key employees; (xiv) its ability to attract and retain customers and counterparties; (xv) competition; (xvi) risks associated with marketing and selling power from plants in the evolving energy markets; (xvii) present and possible future claims, litigation and enforcement actions; (xviii) effects of the application of laws or regulations, including changes in laws or regulations or the interpretation thereof; and (xix) other risks identified in the company’s annual and quarterly reports on Forms 10-K and 10-Q. All information set forth in this Report on Form 8-K is as of today’s date, and the company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future developments or otherwise.

ITEM 9.01 — FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(d) Exhibits

99.1	Selected information included in the Confidential Information Memorandum – Calpine Corporation $7.6 billion New Exit Facility, dated January 8, 2008.

99.2	Selected information included in the Calpine Exit Facility Lenders’ Presentation, dated January 8, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALPINE CORPORATION

By:	/s/Charles B. Clark, Jr.
Charles B. Clark, Jr. Senior Vice President and Chief Accounting Officer

Date: January 8, 2008

EXHIBIT INDEX

Exhibit	Description

99.1	Selected information included in the Confidential Information Memorandum – Calpine Corporation $7.6 billion New Exit Facility, dated January 8, 2008.

99.2	Selected information included in the Calpine Exit Facility Lenders’ Presentation, dated January 8, 2008.

4